UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):	August 23, 2004

Gehl Company
(Exact name of registrant as specified in its charter)

Wisconsin	0-18110	39-0300430
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

143 Water Street, West Bend, Wisconsin 53095
(Address of principal executive offices, including zip code)

(262) 334-9461
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240-14d-2(b)
[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02.	Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.

        Effective August 23, 2004, Gehl Company (the “Company”) has appointed Thomas M. Rettler, age 44, to the position of Vice President and Chief Financial Officer. Prior to joining the Company, Mr. Rettler served as the Vice President, Finance, and Chief Financial Officer of WICOR Industries, Inc., a manufacturer of water pumps and filters and a subsidiary of Wisconsin Energy Corporation, from 2003 until July, 2004. Prior to that, Mr. Rettler served as Vice President, Finance, of Sta-Rite Industries, Inc., a subsidiary of WICOR, from 1999 to 2003. Prior to that, Mr. Rettler had served in various capacities with WICOR and Sta-Rite since joining the companies in 1985.

        On August 23, 2004 the Company issued a press release announcing Mr. Rettler’s appointment, a copy of which is filed as an exhibit to this Current Report on Form 8-K.

Item 9.01.	Financial Statements and Exhibits.

(a)	Not applicable.

(b)	Not applicable.

(c)	Exhibits. The following exhibit is being filed herewith:

(99)	Press Release of Gehl Company, dated August 23, 2004.

SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GEHL COMPANY
Date: August 23, 2004	By:	/s/ Michael J. Mulcahy
Michael J. Mulcahy Vice President, Secretary and General Counsel

GEHL COMPANY

Exhibit Index to Current Report on Form 8-K
Dated August 23, 2004

Exhibit
Number

(99)	Press Release of Gehl Company, dated August 23, 2004.

4